                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
                        Chairman of the Board, President
                           and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2007.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 Susan A. Buffum
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 2007.


                                        /s/ Susan A. Buffum
                                        ----------------------------------------
                                        Susan A. Buffum

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                              Margaret C. Fechtmann
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Margaret C. Fechtmann, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2007.


                                        /s/ Margaret C. Fechtmann
                                        ----------------------------------------
                                        Margaret C. Fechtmann

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Elizabeth M. Forget
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2007.


                                        /s/ Elizabeth M. Forget
                                        ----------------------------------------
                                        Elizabeth M. Forget

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                  George Foulke
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 2007.


                                        /s/ George Foulke
                                        ----------------------------------------
                                        George Foulke

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 Jay S. Kaduson
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of October, 2007.


                                        /s/ Jay S. Kaduson
                                        ----------------------------------------
                                        Jay S. Kaduson

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Richard C. Pearson
             Director, Vice President and Associate General Counsel

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Director, Vice President and Associate General Counsel of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2007.


                                        /s/ Richard C. Pearson
                                        ----------------------------------------
                                        Richard C. Pearson

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Paul A. Sylvester
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2007.


                                        /s/ Paul A. Sylvester
                                        ----------------------------------------
                                        Paul A. Sylvester

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Jeffrey A. Tupper
                      Director and Assistant Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, Director and Assistant Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2007.


                                        /s/ Jeffrey A. Tupper
                                        ----------------------------------------
                                        Jeffrey A. Tupper

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Charles V. Curcio
                             Vice President- Finance

     KNOW ALL MEN BY THESE PRESENTS, that I, Charles V. Curcio, Vice President-Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
          Premier Advisers III File No. 333-125754, Premier Advisers L File No. 333-125755, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, USA 3 File No. 333-______),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2007.


                                        /s/ Charles V. Curcio
                                        ----------------------------------------
                                        Charles V. Curcio